UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

CLEARPOINT NEURO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34822	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. Sierra Ave., Suite 100
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 287-9109

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information reported in Item 3.02 is incorporated by reference into this Item 2.01.

Merger Agreement with IRRAS Holdings, Inc.

On November 20, 2025 (the “Closing Date”), ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), completed its acquisition of IRRAS Holdings, Inc., a Delaware corporation (“IRRAS”), pursuant to the previously announced Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Ignite Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“First Merger Sub”), ClearPoint Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Second Merger Sub”), IRRAS, the seller representative and the equityholders of IRRAS that are parties to the Merger Agreement. Pursuant to the Merger Agreement, the First Merger Sub merged with and into IRRAS (the “First Merger”), with IRRAS surviving the First Merger, and, immediately following the First Merger, IRRAS merged with and into the Second Merger Sub (the “Second Merger” and together with the First Merger, the “Merger”), with the Second Merger Sub surviving the Second Merger.

Merger Consideration

Pursuant to the Merger Agreement, the Company delivered closing consideration of $5,000,000 in cash and 1,325,000 shares of Company common stock to IRRAS shareholders (the “Closing Shares”).

Earnout Consideration

As additional consideration for IRRAS’ stockholders, the Merger Agreement provides for the Company to pay earnout consideration during three one-year earnout periods equal to 25% of net sales of certain IRRAS products above certain thresholds.

Item 3.02 Unregistered Sales of Equity Securities.

The information reported in Item 2.01 is incorporated by reference into this Item 3.02.

The Company delivered the Closing Shares as closing consideration for the Merger on the Closing Date. The issuance of the Closing Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and the Closing Shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Closing Shares were issued in a private transaction in reliance upon exemptions from registration under Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder to persons reasonably believed to be “accredited investors” as defined in Rule 501 under the Securities Act, or pursuant to Regulation S under the Securities Act to non-U.S. persons outside the United States.

Pursuant to the Merger Agreement, the Company may issue up to 1,325,000 shares of its common stock. Of the 1,325,000 shares of common stock, the Company retained 15,000 shares to cover any deficit in the post-closing working capital adjustment and 190,000 shares to securing IRRAS’s indemnification obligations under the Merger Agreement. The Company has the right, but not the obligation, to deliver additional shares of its common stock as a post-closing working capital adjustment. The Company may also deliver up to 205,000 shares of its common stock to the extent they are not cancelled in connection with post-closing working capital adjustment or post-closing indemnification claims. Any such additional issuances of the Company’s common stock pursuant to the Merger Agreement are also expected to be issued in reliance upon exemptions from registration under the Securities Act.

Registration Rights

Pursuant to the Merger Agreement, the Company has agreed to file a registration statement with the SEC covering the resale of the shares of common stock of the Company to be issued in connection with the Merger within 30 days of the closing date of the Merger.

Forward-Looking Statements

Statements in this Current Report and concerning the Company’s plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company’s future events, including, but not limited to the expectations for expansion of the Company’s market reach, portfolio of neurosurgical technologies and biologics and drug delivery platforms and commercial scale; the Company’s positioning to serve patients, hospital systems and biopharma partners with its combined technology and product portfolio; and the Company’s ability to drive meaningful value for its stakeholders, are forward-looking statements within the meaning of these laws. These forward-looking statements are based on management’s current expectations and are subject to the risks inherent in the business, which may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the possibility that the anticipated benefits of the IRRAS transaction are not realized when expected or at all; the successful integration of IRRAS Holdings, Inc. into the Company; the size of total addressable markets or the market opportunity for the IRRAS products; the Company’s expectation for revenues for the IRRAS products; the Company’s expectations for operating expenses and the adequacy of cash and cash equivalent balances to support operations and meet the future obligations of the combined entity; the Company’s ability to market, commercialize and achieve broader market acceptance for the IRRAS products; risks in the development, marketing, or regulatory approval of the IRRAS products for use in specific drug delivery applications; diversion of management’s attention on integration of IRRAS Holdings, Inc.; the Company’s ability to retain key employees after the consummation of the transaction; macroeconomic and inflationary conditions; regulatory and policy uncertainty; the introduction of or changes in tariffs, sanctions, or trade barriers; changes in monetary policy; geopolitical trends, such as protectionism and economic nationalism; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; and the ability of the Company to manage the growth of its business. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including the Company’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 7.01 Regulation FD Disclosure.

On November 20, 2025, the Company issued a press release announcing the closing of the Merger, a copy of which is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Company intends to amend this Current Report on Form 8-K to provide the financial statements of IRRAS to the extent and within the time required by Item 9.01(a) of Form 8-K.

(b) Pro forma financial information.

The Company intends to amend this Current Report on Form 8-K to provide pro forma financial information relative to the acquisition of IRRAS, to the extent and within the time required by Item 9.01(b) of Form 8-K.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit 10.1

Agreement and Plan of Merger and Reorganization, dated November 6, 2025, by and among the Company, Ignite Merger Sub, Inc., ClearPoint Holdings, LLC, IRRAS Holdings, Inc. and the Seller Representative (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2025)

Exhibit 99.1	Press Release dated November 20, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARPOINT NEURO, INC.

Date:	November 20, 2025	By:	/s/ Danilo D'Alessandro
Danilo D'Alessandro Chief Financial Officer